UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21770
SunAmerica Focused Alpha Growth Fund, Inc.

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ	07311

(Address of principal executive offices)	(Zip code)
John T. Genoy
Senior Vice President
SunAmerica Asset Management Corp.
Harborside Financial Center,
3200 Plaza 5
Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(201) 324-6414

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders

SEMI-ANNUAL REPORT 2009

SUNAMERICA

Focused Alpha Growth Fund (FGF)

Thomas F. Marsico

MARSICO
CAPITAL MANAGEMENT, LLC

Ronald Baron

BARON

SunAmerica
Mutual Funds
www.sunamericafunds.com

SEMI-ANNUAL REPORT 2009 SUNAMERICA Focused Alpha Growth Fund (FGF) Thomas F. Marsico Ronald Baron

INFORMATION REGARDING THE FUND’S DISTRIBUTION POLICY

The SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) has established a dividend distribution policy (the “Distribution Policy”) pursuant to which the Fund makes a level dividend distribution each quarter to shareholders of its common stock (after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares) at a rate that is based on a fixed amount per share as determined by the Board of Directors of the Fund (the “Board”), subject to adjustment in the fourth quarter, as necessary, so that the Fund satisfies the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As of the most recent quarterly dividend distribution paid on June 25, 2009, the fixed amount of the quarterly dividend distribution was $0.05 per share. Pursuant to an exemptive order (the “Order”) issued to the Fund by the Securities and Exchange Commission (“SEC”) on February 3, 2009, the Fund may distribute long-term capital gains more frequently than the limits provided in Section 19(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rule 19b-1 thereunder. Therefore, dividend distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or return of capital. If the total distributions made in any calendar year exceed investment company taxable income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” Shareholders will receive a notice with each dividend distribution, if required by Section 19(a) under the 1940 Act, estimating the sources of such dividend distribution and providing other information required by the Order. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy.

The Board has the right to amend, suspend or terminate the Distribution Policy at any time without prior notice to shareholders. The Board might take such action, for example, if the Distribution Policy had the effect of decreasing the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. An amendment, suspension or termination of the Distribution Policy could have a negative effect on the Fund’s market price per share which, in turn could create or widen a trading discount. Please see Note 2 to the financial statements included in this report for additional information regarding the Distribution Policy.

The Fund is also subject to investment and market risk. An economic downturn could have a material adverse effect on its investments, and could result in the Fund not achieving its investment or distribution objectives, which may affect the distribution. Please refer to the prospectus for a fuller description of the Fund’s risks.

June 30, 2009	SEMI-ANNUAL REPORT

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

SunAmerica Focused Alpha Growth Fund (FGF)

             Table of Contents

SHAREHOLDERS’ LETTER	1

STATEMENT OF ASSETS AND LIABILITIES	2

STATEMENT OF OPERATIONS	3

STATEMENT OF CHANGES IN NET ASSETS	4

FINANCIAL HIGHLIGHTS	5

PORTFOLIO OF INVESTMENTS	6

NOTES TO FINANCIAL STATEMENTS	8

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN	13

RESULTS OF ANNUAL SHAREHOLDER MEETING	14

June 30, 2009	SEMI-ANNUAL REPORT

Shareholders’ Letter

Dear Shareholders:

We are pleased to present this semi-annual report for the SunAmerica Focused Alpha Growth Fund (the “Fund”) covering a six-month period that continued to be challenging for equity investors, albeit with a few glimmers of positive economic data, an upturn in investor sentiment, and solid returns across most major equity indices.

For the six months ended June 30, 2009, the Fund’s total return based on net asset value (NAV) was 7.60%. The Fund’s benchmark, the Russell 3000® Growth Index1, returned 11.52% during the same period. The Fund’s total return based on market price was 5.22% during the semi-annual period. As of June 30, 2009, the Fund’s NAV was $12.06, and its market price was $9.80.

The six months ended June 30, 2009 were a tale of two distinct periods for the equity markets. The major U.S. equity markets opened 2009 with sharp losses, as the deepening credit crisis, disappointing corporate earnings, rising unemployment and a contracting economy put downward pressure on stocks. Weakness in the financial sector in the last months of 2008 spilled into 2009, as the nation’s largest money center banks experienced an extremely challenging period. As the first quarter progressed, headlines continued to focus on the relative health of banks as well as on the likely political response to the ongoing recession. The Russell 3000 Growth Index reached its low for the semi-annual period in early March.

Then, as economic data seemed to indicate a deceleration in the pace of the economic slowdown, the U.S. equity markets jumped from their early-March lows and rallied. For the second quarter, overall, the Dow Jones Industrial Index saw its best quarterly gain since the fourth quarter of 2003 and the S&P 500 Index experienced its biggest gain since the fourth quarter of 1998. Throughout the semi-annual period, the Federal Reserve Board maintained its highly accommodative stance by keeping the targeted federal funds rate anchored between 0% and 0.25%.

The Information Technology and Materials sectors were the best relative performers during the semi-annual period overall, while Industrials were the principal laggards. From a capitalization perspective, mid-cap companies performed best, followed by small-cap companies. In a complete reversal from 2008, growth stocks significantly outpaced value stocks across the capitalization spectrum.

As you know, the Fund is set apart by the fact that it brings together two of Wall Street’s best known equity managers, blending large and small/mid-cap growth investing. Marsico Capital Management LLC (“Marsico”) and BAMCO Inc. (“BAMCO”) each contribute their stock picks to the portfolio. Tom Marsico and his team emphasize large-cap growth investing, while BAMCO’s Ron Baron and his team focus on small/mid-cap growth opportunities.

Clearly, maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. We continue to believe that equity investments are an important component of a long-term diversified investment plan.

We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President and CEO
SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

[1]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Investors should carefully consider the SunAmerica Focused Alpha Growth Fund’s investment objective, strategies, risks, charges and expenses before investing. The Fund should be considered as only one element of a complete investment program. The Fund’s equity exposure and derivative investments involve special risks. An investment in this Fund should be considered speculative. There is no assurance that the Fund will achieve its investment objectives. The Fund is actively managed and its portfolio composition will vary. Investing in the Fund is subject to several risks, including: Non-Diversified Status Risk, Growth and Value Stock Risk, Key Adviser Personnel Risk, Investment and Market Risk, Issuer Risk, Foreign Securities Risk, Emerging Markets Risk, Income Risk, Hedging Strategy Risk, Derivatives Risk, Preferred Securities Risk, Debt Securities Risk, Small and Medium Capitalization Company Risk, Leverage Risk, Liquidity Risk, Market Price of Shares Risk, Management Risk, Anti-Takeover Provisions Risk, Portfolio Turnover Risk and Non-Investment Grade Securities Risk. The price of shares of the Fund traded on the New York Stock Exchange will fluctuate with market conditions and may be worth more or less than their original offering price. Shares of closed-end funds often trade at a discount to their net asset value, but may also trade at a premium.

SunAmerica Focused Alpha Growth Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES — June 30, 2009 — (unaudited)

ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$224,253,186
Short-term investment securities, at market value (unaffiliated)*	21,249,000

Total investments	245,502,186

Cash	1,099
Receivable for:
Dividends and interest	302,389
Prepaid expenses and other assets	9,623

Total assets	245,815,297

LIABILITIES:
Payable for:
Investment advisory and management fees	207,098
Administration fees	8,284
Directors’ fees and expenses	2,820
Other accrued expenses	72,938

Total liabilities	291,140

Net Assets	$245,524,157

NET ASSETS REPRESENTED BY:
Common stock, $0.001 par value (200,000,000 shares authorized)	$20,355
Additional paid-in-capital	323,420,770

323,441,125
Accumulated undistributed net investment income (loss) (unaffiliated)	(5,134,319)
Accumulated undistributed net realized gain (loss) on investments (unaffiliated)	(79,021,236)
Unrealized appreciation (depreciation) on investments (unaffiliated)	6,238,587

Net Assets	$245,524,157

NET ASSET VALUES
Net assets	$245,524,157
Shares outstanding	20,355,236
Net asset value per share	$12.06

* Cost
Long-term investment securities (unaffiliated)	$218,014,599

Short-term investment securities (unaffiliated)	$21,249,000

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
STATEMENT OF OPERATIONS — For the six months ended June 30, 2009 — (unaudited)

INVESTMENT INCOME:
Dividends (unaffiliated)	$1,330,945
Interest (unaffiliated)	1,317

Total investment income	1,332,262

EXPENSES:
Investment advisory and management fees	1,151,939
Administration fees	46,080
Transfer agent fees and expenses	10,829
Custodian and accounting fees	29,898
Reports to shareholders	61,343
Audit and tax fees	20,067
Legal fees	16,697
Directors’ fees and expenses	29,330
Other expenses	23,427

Total expenses before custody credits and fees paid indirectly	1,389,610
Custody credits earned on cash balances	(2)
Fees paid indirectly (Note 4)	(11,836)

Net expenses	1,377,772

Net investment income (loss)	(45,510)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	(39,359,432)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	56,382,864

Net realized and unrealized gain (loss) on investments and foreign currencies	17,023,432

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,977,922

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS

	For the six
	months ended	For the
	June 30, 2009	year ended
	(unaudited)	December 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(45,510)	$(978,005)
Net realized gain (loss) on investments and foreign currencies	(39,359,432)	(39,619,473)
Net unrealized gain (loss) on investments and foreign currencies	56,382,864	(128,600,127)

Net increase (decrease) in net assets resulting from operations	16,977,922	(169,197,605)

Distributions to shareholders from:
Net investment income	— *	—
Net realized gain on investments	— *	—
Return of capital	(5,088,809)*	(25,444,045)

Total distributions to shareholders	(5,088,809)	(25,444,045)

Total increase (decrease) in net assets	11,889,113	(194,641,650)
NET ASSETS:
Beginning of period	233,635,044	428,276,694

End of period †	$245,524,157	$233,635,044

† Includes accumulated undistributed net investment income (loss)	$(5,134,319)	$—

*	Amounts for net investment income, net realized gains on investments and return of capital are estimated as of June 30, 2009 and are subject to change and recharacterization at fiscal year end.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
FINANCIAL HIGHLIGHTS

	For the								For the period
	six months ended		For the		For the		For the		July 29, 2005‡
	June 30, 2009		year ended		year ended		year ended		through
	(unaudited)		December 31, 2008		December 31, 2007		December 31, 2006		December 31, 2005
Net Asset Value, Beginning of period	$11.48		$21.04		$21.68		$19.59		$19.10	(1)
Investment Operations:
Net investment income (loss)@	(0.00)		(0.05)		0.01		0.01		(0.02)
Net realized and unrealized gain (loss) on investments	0.83		(8.26)		2.66		3.28		1.05

Total from investment operations	0.83		(8.31)		2.67		3.29		1.03

Distributions From:
Net investment income	—	*	—		(0.01)		(0.01)		—
Net realized gains on investments	—	*	—		(2.53)		(0.62)		—
Return of capital	(0.25	)*	(1.25)		(0.77)		(0.57)		(0.50)

Total distributions	(0.25)		(1.25)		(3.31)		(1.20)		(0.50)
Capital Share Transactions:
Offering costs for common shares charged to additional paid-in capital	—		—		—		—		(0.04)

Net Asset Value, End of period	$12.06		$11.48		$21.04		$21.68		$19.59

Net Asset Value Total Return(2)#	7.60%		(41.07)%		12.67%		17.37%		5.27%
Market Value, End of period	$9.80		$9.55		$18.92		$19.74		$17.03
Market Value Total Return(3)#	5.22%		(44.75)%		13.20%		23.65%		(12.42)%
Ratios/Supplemental Data:
Net Assets, end of period ($000’s)	$245,524		$233,635		$428,277		$441,335		$398,807
Ratio of expenses to average net assets	1.22	%†(5)	1.17	%(4)	1.14	%(4)	1.16	%(4)	1.17	%†(4)
Ratio of net investment income (loss) to average net assets	(0.04	)%†(5)	(0.29	)%(4)	0.03	%(4)	0.04	%(4)	(0.28	)%†(4)
Portfolio turnover rate	45%		89%		51%		55%		28%

‡	Commencement of operations
@	Calculated based upon average shares outstanding
#	Total return is not annualized.
*	Amounts for net investment income, net realized gains on investments and return of capital are estimated as of June 30, 2009 and are subject to change and recharacterization at fiscal year end.
†	Annualized
(1)	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00.
(2)	Based on net asset value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. NAV performance reflects performance without imposition of initial sales charge in connection with the initial public offering of the Fund and would be lower if included.
(3)	Based on market value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(5)	Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by 0.01%.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
PORTFOLIO PROFILE — June 30, 2009 — (unaudited)

Industry Allocation*
Time Deposit	8.7%
Diversified Banking Institutions	7.1
Retail-Restaurants	6.9
Computers	6.4
Chemicals-Diversified	6.3
Web Portals/ISP	5.9
Oil & Gas Drilling	5.6
Diversified Minerals	5.4
Agricultural Chemicals	5.2
Wireless Equipment	4.1
Electric-Transmission	4.0
Soap & Cleaning Preparation	3.6
Retail-Sporting Goods	3.5
Medical Instruments	3.0
Transport-Services	2.7
Finance-Investment Banker/Broker	2.6
Schools	2.4
Oil Companies-Exploration & Production	2.2
Medical-Hospitals	2.1
Casino Hotels	1.7
Commercial Services-Finance	1.6
Apparel Manufacturers	1.4
Building-Residential/Commercial	1.4
Investment Management/Advisor Services	1.1
Distribution/Wholesale	1.1
Multimedia	1.0
Decision Support Software	1.0
Textile-Home Furnishings	0.9
Instruments-Controls	0.8
Advertising Sales	0.3

100.0%

*	Calculated as a percentage of net assets

SunAmerica Focused Alpha Growth Fund, Inc.
PORTFOLIO OF INVESTMENTS — June 30, 2009 — (unaudited)

		Market Value
Security Description	Shares	(Note 2)

COMMON STOCK — 91.3%
Advertising Sales — 0.3%
Lamar Advertising Co., Class A†	49,897	$761,927

Agricultural Chemicals — 5.2%
Monsanto Co.	172,310	12,809,526

Apparel Manufacturers — 1.4%
Under Armour, Inc., Class A†	155,105	3,471,250

Building-Residential/Commercial — 1.4%
Toll Brothers, Inc.†	200,000	3,394,000

Casino Hotels — 1.7%
Wynn Resorts, Ltd.†	115,000	4,059,500

Chemicals-Diversified — 6.3%
The Dow Chemical Co.	953,262	15,385,649

Commercial Services-Finance — 1.6%
Morningstar, Inc.†	97,600	4,024,048

Computers — 6.4%
Apple, Inc.†	110,847	15,787,938

Decision Support Software — 1.0%
MSCI, Inc., Class A†	100,000	2,444,000

Distribution/Wholesale — 1.1%
Fastenal Co.	80,000	2,653,600

Diversified Banking Institutions — 7.1%
JPMorgan Chase & Co.	237,629	8,105,525
The Goldman Sachs Group, Inc.	62,914	9,276,040

		17,381,565

Diversified Minerals — 5.4%
BHP Billiton PLC ADR	292,200	13,283,412

Electric-Transmission — 4.0%
ITC Holdings Corp.	215,000	9,752,400

Finance-Investment Banker/Broker — 2.6%
Jefferies Group, Inc.†	300,000	6,399,000

Instruments-Controls — 0.8%
Mettler-Toledo International, Inc.†	25,000	1,928,750

Investment Management/Advisor Services — 1.1%
Eaton Vance Corp.	100,000	2,675,000

Medical Instruments — 3.0%
Edwards Lifesciences Corp.†	110,000	7,483,300

Medical-Hospitals — 2.1%
Community Health Systems, Inc.†	200,000	5,050,000

Multimedia — 1.0%
FactSet Research Systems, Inc.	50,000	2,493,500

Oil & Gas Drilling — 5.6%
Transocean, Ltd.†	184,824	13,730,575

Oil Companies-Exploration & Production — 2.2%
Encore Acquisition Co.†	175,000	5,398,750

Retail-Restaurants — 6.9%
McDonald’s Corp.	293,430	16,869,291

Retail-Sporting Goods — 3.5%
Dick’s Sporting Goods, Inc.†	500,000	8,600,000

Schools — 2.4%
DeVry, Inc.	120,000	6,004,800

Soap & Cleaning Preparation — 3.6%
Church & Dwight Co., Inc.	165,000	8,961,150

Textile-Home Furnishings — 0.9%
Mohawk Industries, Inc.†	65,000	2,319,200

Transport-Services — 2.7%
Expeditors International of Washington, Inc.	200,000	6,668,000

Web Portals/ISP — 5.9%
Google, Inc., Class A†	34,192	14,415,005

Wireless Equipment — 4.1%
QUALCOMM, Inc.	222,302	10,048,050

Total Long-Term Investment Securities
(cost $218,014,599)		224,253,186

SHORT-TERM INVESTMENT SECURITIES — 8.7%
Time Deposit — 8.7%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 07/01/09 (cost $21,249,000)	$21,249,000	21,249,000

TOTAL INVESTMENTS (cost $239,263,599)(1)	100.0%	245,502,186
Other assets less liabilities	0.0	21,971

NET ASSETS	100.0%	$245,524,157

†	Non-income producing security

(1)	See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009 (see Note 2):

		Level 2 —	Level 3 —
	Level 1 —	Other	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Long-Term Investment Securities:

Common Stock

Agricultural Chemicals	$12,809,526	$—	$—	$12,809,526

Chemicals-Diversified	15,385,649	—	—	15,385,649

Computers	15,787,938	—	—	15,787,938

Diversified Banking Institutions	17,381,565	—	—	17,381,565

Diversified Minerals	13,283,412	—	—	13,283,412

Oil & Gas Drilling	13,730,575	—	—	13,730,575

Retail-Restaurants	16,869,291	—	—	16,869,291

Web Portals/ISP	14,415,005	—	—	14,415,005

Other Industries*	104,590,225	—	—	104,590,225

Short-Term Investment Securities:

Time Deposit	—	21,249,000	—	21,249,000

Total	$224,253,186	$21,249,000	$—	$245,502,186

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2009 — (unaudited)

Note 1.	Organization of the Fund

SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the ticker symbol FGF. The Fund was organized as a Maryland corporation on May 18, 2005 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund sold 5,236 of its common stock shares (“Shares”) on July 18, 2005 to SunAmerica Asset Management Corp. (the “Adviser” or “SunAmerica”) *. Investment operations commenced on July 29, 2005 upon settlement of the sale of 18,500,000 Shares in the amount of $353,350,000 (net of underwriting fees and expenses of $16,650,000). In addition, on August 25, 2005 and September 13, 2005, respectively, the Fund issued 1,200,000 and 650,000 Shares in the amount of $22,920,000 and $12,415,000 (net of underwriting fees and expenses of $1,080,000 and $585,000) in conjunction with the exercise of the underwriters’ over-allotment option. SunAmerica paid certain organizational expenses of the Fund and the offering costs of the Fund to the extent they exceeded $.04 per share of the Fund’s common stock.

The Fund’s investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Adviser, actively invests primarily in a small number of equity securities (i.e., common stocks) and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets.

Indemnifications: The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (collectively, the “Disinterested Directors”), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund’s maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities,

* Effective April 1, 2009, AIG SunAmerica Asset Management Corp. changed its name to SunAmerica Asset Management Corp.

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2009 — (unaudited) — (continued)

the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the “Board” or the “Directors”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, quoted prices in inactive markets, etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Fund’s net assets as of June 30, 2009 are reported on a schedule following the Portfolio of Investments.

Repurchase Agreements: For repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least 102% of the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2009, the Fund did not enter into any repurchase agreements.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

The Fund has adopted a distribution policy (the “Distribution Policy”) under which the Fund will pay level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter as described below. The Distribution Policy

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2009 — (unaudited) — (continued)

and the dividend distribution rate may be terminated or modified at any time. The Fund intends to pay a level quarterly amount in each of the first three quarters of the calendar year and increase, if necessary, the amount payable for the fourth quarter to an amount expected to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each quarter the Board will review the amount of any potential dividend distribution and the income, capital gains and capital available. On February 3, 2008, the Securities and Exchange Commission (the “SEC”) issued an order to the Fund and SunAmerica granting exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, to permit the Fund to make multiple long-term capital gains distributions per year under the Distribution Policy. A portion of the dividend distribution may be treated as ordinary income (derived from short-term capital gains) and qualifying dividend income for individuals. If the total distributions made in any calendar year exceed investment company taxable income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” The final determination of the source of all dividend distributions in 2009 will be made after year-end. The payment of dividend distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold or hold securities that it would liquidate, for the purpose of paying the dividend distribution. The Distribution Policy may, under certain circumstances, result in the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains in that year). The Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Dividend Distribution Policy could have a negative effect on the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment policy) must adjust the cost basis to the extent that a dividend distribution contains a nontaxable return of capital. Investors should consult their tax adviser regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

The Fund intends to comply with the requirements of the Code, applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. The Fund files U.S. federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state examinations by tax authorities for tax years ending before 2005.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of Fund securities sold during the year.

Change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2009 — (unaudited) — (continued)

Note 3.	Investment Advisory and Management Agreement

Pursuant to its Investment Advisory and Management Agreement (“Advisory Agreement”) with the Fund, SunAmerica manages the affairs of the Fund, and selects, supervises and compensates the subadvisers to manage the Fund’s assets. SunAmerica monitors the compliance of the subadvisers with the investment objective and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically on such performance to the Directors. Pursuant to the Advisory Agreement, the Fund will pay SunAmerica a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

SunAmerica has engaged Marsico Capital Management, LLC (“Marsico”), an independently owned investment management firm, and BAMCO, Inc. (“BAMCO”), a wholly-owned subsidiary of Baron Capital Group, Inc., as subadvisers to the Fund (the “Subadvisers”) to manage the investment and reinvestment of the Fund’s assets. Pursuant to the subadvisory agreements (“Subadvisory Agreements”) among SunAmerica, the Fund and Marsico and BAMCO, respectively, Marsico and BAMCO select the investments made by the Fund. Marsico manages the large-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.40% of the Fund’s average daily total assets allocated to Marsico. BAMCO manages the small-and mid-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.60% of the Fund’s average daily total assets allocated to BAMCO. Each subadviser is paid by SunAmerica and not the Fund.

SunAmerica serves as administrator to the Fund. Under the Administrative Services Agreement, SunAmerica is responsible for performing or supervising the performance by others of administrative services in connection with the operations of the Fund, subject to the supervision of the Fund’s Board. SunAmerica will provide the Fund with administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. SunAmerica’s administrative services include recordkeeping, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s affairs. For its services as administrator, SunAmerica is paid a monthly fee at the annual rate of 0.04% of the Fund’s average daily total assets.

On March 4, 2009, American International Group, Inc. (“AIG”), the ultimate parent of SunAmerica, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.9% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Note 4.	Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Fund have been reduced. For the six months ended June 30, 2009, the amount of expense reductions received to offset the Fund’s non-affiliated expenses were $11,836.

Note 5.	Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended June 30, 2009, were as follows:

Purchases (excluding U.S. government securities)	$92,430,924
Sales and maturities (excluding U.S. government securities)	92,986,520
Purchases of U.S. government securities	—
Sales and maturities of U.S. government securities	—

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — June 30, 2009 — (unaudited) — (continued)

Note 6.	Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences such as wash sales and Post-October losses.

For the year ended December 31, 2008
Distributable Earnings
	Long-term Gains/	Unrealized	Tax Distributions
Ordinary	Capital and Other	Appreciation	Ordinary	Long-Term	Return of
Income	Losses	(Depreciation)	Income	Capital Gains	Capital

$—	$(27,761,100)	$(50,144,325)	$—	$—	$25,444,045

Capital Loss Carryforwards: At December 31, 2008 capital loss carryforward available to offset future recognized gains are $27,761,100 expiring in 2016.

Under the current law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following year. For the fiscal year ended December 31, 2008, the Fund elected to defer post October capital losses in the amount of $11,900,656.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities were as follows:

Cost (tax basis)	$239,263,647

Appreciation	28,250,551
Depreciation	(22,012,012)

Net unrealized appreciation (depreciation)	$6,238,539

For the period ended December 31, 2008, reclassifications were made to increase accumulated net investment income by $26,422,050 with an offsetting adjustment to additional paid-in capital of $(26,422,050). The reclassifications arising from book/tax differences were due to return of capital and net investment losses.

Note 7.	Transactions with Affiliates

For the six months ended June 30, 2009 the Fund incurred no brokerage commissions with an affiliated broker.

Note 8.	Capital Share Transactions

The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value.

Note 9.	Subsequent Events

The Fund has performed an evaluation of subsequent events through August 27, 2009, which is the date the financial statements were issued. There were no subsequent events noted.

SunAmerica Focused Alpha Growth Fund, Inc.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN — June 30, 2009 — (unaudited)

The Fund has adopted a Dividend Reinvestment and Cash Purchase Plan (the “Plan”), through which all net investment income dividends and capital gains distributions are paid to Common Stock Shareholders in the form of additional shares of the Fund’s Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a Common Stock Shareholder elects to receive cash as provided below. In this way, a Common Stock Shareholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

No action is required on the part of a registered Common Stock Shareholder to receive a distribution in shares of Common Stock of the Fund. A registered Common Stock Shareholder may elect to receive an entire distribution in cash by notifying Computershare Trust Co., N.A. (“Computershare”), P.O. Box 43010 Providence, RI 02940-3010, the Plan Agent and the Fund’s transfer agent and registrar, in writing so that such notice is received by Computershare no later than 10 days prior to the record date for distributions to Common Stock Shareholders. Computershare will set up an account for shares acquired through the Plan for each Common Stock Shareholder who has not elected to receive distributions in cash (“Participant”) and hold such shares in non-certificated form.

Those Common Stock Shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.

Computershare will set up an account for shares acquired pursuant to the Plan for Participants who have not so elected to receive dividends and distributions in cash. The shares of Common Stock will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund (“Additional Common Stock”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the NYSE or elsewhere. If on the payment date for a dividend or distribution, the net asset value per share of Common Stock is equal to or less than the market price per share of Common Stock plus estimated brokerage commissions, Computershare shall receive Additional Common Stock, including fractions, from the Fund for each Participant’s account. The number of shares of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per share of Common Stock on the payment date, or (ii) 95% of the market price per share of the Common Stock on the payment date. If the net asset value per share of Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a dividend or distribution, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such dividend or distribution on each Participant’s shares of Common Stock to purchase shares of Common Stock on the open market. Such purchases will be made on or shortly after the payment date for such dividend or distribution but in no event will purchases be made on or after the ex-dividend date for the next dividend or distribution. The weighted average price (including brokerage commissions) of all shares of Common Stock purchased by Computershare shall be the price per share of Common Stock allocable to each Participant. If, before Computershare has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares of Common Stock as of the payment date, the purchase price paid by Computershare may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if such dividend or distribution had been paid in shares of Common Stock issued by the Fund. Participants should note that they will not be able to instruct Computershare to purchase shares of Common Stock at a specific time or at a specific price.

There is no charge to Common Stock Shareholders for receiving their distributions in the form of additional shares of the Fund’s Common Stock. Computershare’s fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. If a Participant elects by written notice to Computershare to have Computershare sell part or all of the shares held by Computershare in the Participant’s account and remit the proceeds to the Participant, Computershare is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Common Stock Shareholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are Common Stock Shareholders who elect to receive their distributions in cash. A Common Stock Shareholder’s basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution paid to the Common Stock Shareholder in the form of additional shares.

SunAmerica Focused Alpha Growth Fund, Inc.
RESULTS OF ANNUAL SHAREHOLDER MEETING — June 30, 2009 — (unaudited)

The Annual Meeting of the Shareholders of the Fund (the “Meeting”) was held on April 24, 2009. At this meeting Jeffrey S. Burum and William Devin were elected by shareholders to serve as the Class I Directors of the Fund for three-year terms, which expire at the annual meeting of shareholders to be held in 2012 and until their respective successors are duly elected and qualify.

The voting results of the Meeting to elect Jeffrey S. Burum and William Devin to the Board were as follows:

Election of Jeffrey S. Burum to the Board of Directors

	For	Withheld	Total Voted

Shares Voted	15,762,538	2,655,232	18,417,770

Election of William Devin to the Board of Directors

	For	Withheld	Total Voted

Shares Voted	15,724,311	2,693,459	18,417,770

The terms of office of Dr. Judith L. Craven and William J. Shea (Class II, term expiring 2010) and Samuel M. Eisenstat, Stephen J. Gutman and Peter A. Harbeck (Class III, term expiring 2011) continued after the Meeting.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors
Samuel M. Eisenstat
Peter A. Harbeck
Dr. Judith L. Craven
William F. Devin
Stephen J. Gutman
Jeffrey S. Burum
William J. Shea

Officers
John T. Genoy, President and
  Chief Executive Officer
Donna M. Handel, Treasurer
James Nichols, Vice President
Cynthia A. Skrehot, Chief Compliance Officer
Gregory N. Bressler, Chief Legal Officer and
  Secretary
Gregory R. Kingston, Vice President and
  Assistant Treasurer
Nori L. Gabert, Vice President
  and Assistant Secretary
Kathleen Fuentes, Assistant Secretary
John E. McLean, Assistant Secretary
John E. Smith Jr., Assistant Treasurer

Investment Adviser
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian
State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

Transfer Agent
Computershare Shareholder Services, Inc.
250 Royall Street
Canton, MA 02021

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to securities held in the Fund’s portfolio, which is available in the Fund’s Form N-CSR, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS
The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

PROXY VOTING RECORD ON FUND PORTFOLIO SECURITIES
Information regarding how the Fund voted proxies related to securities held in the Fund’s portfolio during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Fund.

The accompanying report has not been audited by independent accountants and accordingly no opinion has been expressed thereon.

(This page intentionally left blank)

SunAmerica open-end funds distributed by: SunAmerica Capital Services Inc. Harborside Financial Center 3200 Plaza 5, Jersey City, NJ 07311 800-858-8850, ext. 6003 FGSAN-6/09

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

(c)	A copy of the registrant’s notices to shareholders pursuant to Section 19 of the Investment Company Act of 1940 and Rule 19a-1 thereunder that accompanied distributions paid on March 26, 2009 and June 25, 2009 are attached hereto, as required by the terms of the registrant’s exemptive order granted on February 3, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Focused Alpha Growth Fund, Inc.
By:	/s/ John T. Genoy
John T. Genoy
President
Date: September 3, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President
Date: September 3, 2009

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer
Date: September 3, 2009